                                                                    EXHIBIT 99.1

                             BCC ACQUISITION II LLC
                        C/O BAY CITY CAPITAL FUND I, L.P.
                          750 BATTERY STREET, SUITE 400
                             SAN FRANCISCO, CA 94109

                                November 21, 2005

CONFIDENTIAL

Ocean Park Advisors, LLC
5710 Crescent Park East, Suite 334
Playa Vista, CA 90094

Ladies and Gentlemen:

          BCC Acquisition II LLC, a Delaware limited liability company ("BCCAII"), has agreed to pay to Diametrics Medical, Inc., a Minnesota corporation ("DMED"), an amount up to but not to exceed $75,000 (the "Commitment"), pursuant to the terms of a letter agreement dated the date hereof.

          On the date that is 10 days from the mailing of the information required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended, to the shareholders of DMED, in consideration for the payment of $8,300.00, BCCAII shall sell, assign and transfer to Ocean Park Advisors, LLC ("Ocean Park") and M.A.G. Capital, LLC ("MAG" and, together with Ocean Park, the "Purchasers"), free and clear of all liens, all of BCCAII's right, title and interest in and to all debt and equity securities, including warrants to purchase such securities, owned by BCCAII and listed on Exhibit A (the "Securities"); provided, that BCCAII's obligation to effectuate such sale, assignment and transfer shall be conditioned upon (i) the receipt by BCCAII of general release, substantially in the form attached hereto as Exhibit C, from each Purchaser and each Subscriber and (ii) the effectiveness of the appointment of two designees of Ocean Park to the board of directors of DMED. To evidence and effectuate such sale, assignment and transfer, BCCAII shall deliver to the Purchasers the certificates or other documentation representing the Securities, if applicable, together with duly executed assignment documents, substantially in the form attached as Exhibit B.

          The Purchasers shall, and hereby do, effective upon the sale, assignment and transfer of the Securities contemplated hereby, assume the obligations of BCCAII under, and agree to be bound by, the Subordination Agreement, dated as of December 15, 2004, by and between BCCAII and the other junior creditors, DMED, the collateral agent and the senior creditors.

          By execution of a counterpart signature page to this letter agreement, each "Subscriber" (as defined in the Subscription Agreement) party to the Subscription Agreement, dated as of December 14, 2004 (the "Subscription Agreement"), by and among DMED and the Subscribers party thereto, hereby consents to the sale, assignment and transfer of the Securities by BCCAII to the Purchasers contemplated by this letter agreement and, in conjunction therewith, releases DMED from any and all obligations pursuant to
Section 9.1(q) of the Subscription Agreement to enforce the provisions of the Limited Standstill Agreement, dated as of December 15, 2004 (the "Limited Standstill"), by and between DMED, BCCAII and the other signatories thereto, with respect to such sale, assignment and transfer.

          By execution of the signature page to this letter agreement, DMED hereby consents to the sale, assignment and transfer of the Securities by BCCAII to the Purchasers contemplated by this letter agreement and releases any and all restrictions applicable thereto pursuant to the Limited Standstill or otherwise.

          The undersigned acknowledges that the Purchasers are purchasing the Securities in reliance on the representations and warranties made to the Purchasers as of the date hereof and as of the date of the transfer of the securities to the Purchasers, in the form set forth on Exhibit D hereto.

          This letter agreement shall be interpreted in accordance with and governed by the laws of the State of California applicable to agreements made and to be performed wholly within that jurisdiction, without reference to the conflicts of laws principles thereof.

          This letter agreement may be executed in counterparts, each one of which shall be deemed an original and all of which taken together shall constitute one and the same document.

                            [SIGNATURE PAGE FOLLOWS]

                                        Sincerely,

                                        BCC ACQUISITION II, LLC

                                        By: Bay City Capital Fund I, L.P., its
                                            Manager

                                        By: Bay City Capital Management LLC, its
                                            general partner


                                        By: /s/ Fred Craves
                                            ------------------------------------
                                            Fred Craves, Manager and Managing
                                            Director


ACCEPTED AND AGREED TO THIS
21ST DAY OF NOVEMBER, 2005

OCEAN PARK ADVISORS, LLC


By: /s/ W. Bruce Comer III
    ---------------------------------
Name: W. Bruce Comer III
Its: Managing


M.A.G. CAPITAL, LLC


By: /s/ David Firestone
    ---------------------------------
Name: David Firestone
Its: Managing Member

ACKNOWLEDGED, AGREED AND CONSENTED TO
THIS 21ST DAY OF NOVEMBER, 2005

DIAMETRICS MEDICAL, INC.


By: /s/ W. Glen Winchell
    ---------------------------------
Name: W. Glen Winchell
Its: Sr. Vice President of Finance and CFO

ACKNOWLEDGED, AGREED AND CONSENTED TO
THIS 21ST DAY OF NOVEMBER, 2005

LONGVIEW EQUITY FUND, LP


By: /s/ Wayne H. Coleson
    ---------------------------------
Name: Wayne H. Coleson
Its: CEO, Investment Advisor

ACKNOWLEDGED, AGREED AND CONSENTED TO
THIS 21ST DAY OF NOVEMBER, 2005

LONGVIEW FUND, LP


By: /s/ S. Michael Rudolph
    ---------------------------------
Name: S. Michael Rudolph
Its: CFO, Investment Advisor

ACKNOWLEDGED, AGREED AND CONSENTED TO
THIS 21ST DAY OF NOVEMBER, 2005

LONGVIEW INTERNATIONAL EQUITY FUND, LP


By: /s/ Wayne H. Coleson
    ---------------------------------
Name: Wayne H. Coleson
Its: CEO, Investment Advisor

ACKNOWLEDGED, AGREED AND CONSENTED TO
THIS 21ST DAY OF NOVEMBER, 2005

MERCATOR MOMENTUM FUND III L.P.


By: /s/ H. Harry Aharonian
    ---------------------------------
Name: H. Harry Aharonian
Its: Portfolio Manager

ACKNOWLEDGED, AGREED AND CONSENTED TO
THIS 21ST DAY OF NOVEMBER, 2005

MERCATOR MOMENTUM FUND L.P.


By: /s/ H. Harry Aharonian
    ---------------------------------
Name: H. Harry Aharonian
Its: Portfolio Manager

ACKNOWLEDGED, AGREED AND CONSENTED TO
THIS 21ST DAY OF NOVEMBER, 2005

MONARCH POINTE FUND, LTD.


By: /s/ H. Harry Aharonian
    ---------------------------------
Name: H. Harry Aharonian
Its: Portfolio Manager

ACKNOWLEDGED, AGREED AND CONSENTED TO
THIS 21ST DAY OF NOVEMBER, 2005

CAMDEN INTERNATIONAL LTD.


By: /s/ Deirdre M. McCoy
    ---------------------------------
Name: Deirdre M. McCoy
Its: Director

                                    EXHIBIT A

                           SECURITIES OWNED BY BCCAII

         TITLE AND CLASS                        AMOUNT               CERTIFICATE NUMBER
         ---------------                        ------               ------------------
 Convertible Senior Secured Notes    $6,684,083 principal amount*            N/A
        Due August 4, 2005

  Series G Convertible Preferred             5,000 shares                      1
              Stock

   Stock Purchase Warrant, dated    Warrant to purchase 686,579.58           N/A
        December 15, 2004               shares of Common Stock

   Stock Purchase Warrant dated     Warrant to purchase 3,000,000            N/A
        December 15, 2004               shares of Common Stock

Warrant to Purchase Common Stock,   Warrant to purchase 1,000,000            N/A
     dated December 15, 2004            shares of Common Stock

* BCCAII transferred an undivided interest and participation in these Notes to Banca della Svizzera Italiana and Banca del Gottardo with respect to $318,334.80 in principal amount. Banca della Svizzera Italiana and Banca del Gottardo have consented to the transfer of $302,417.80 of such interests by BCCAII to Ocean Park pursuant to this letter agreement.

                                    EXHIBIT B

                         FORM OF INSTRUMENT OF TRANSFER

                                 [SEE ATTACHED]

                            DIAMETRICS MEDICAL, INC.

                             INSTRUMENT OF TRANSFER

     FOR VALUE RECEIVED, the undersigned ("Assignor") does hereby sell, assign and transfer unto Ocean Park Advisors, LLC and M.A.G. Capital, LLC ("Assignees"), free and clear of all liens, all right, title and interest of Assignor in and to the securities of Diametrics Medical, Inc. (the "Company") listed on Exhibit A hereto, together with all rights and privileges associated therewith, and Assignees do hereby accept the assignment and transfer of said securities, and Assignor hereby irrevocably constitutes and appoints Assignees the true and lawful attorney of Assignor, with full power of substitution, for and in the name of Assignor but on behalf and for the benefit of Assignees, and their successors and assigns, to transfer said securities on the books and records of the Company and to demand and receive from time to time any and all rights and privileges of any kind in respect of same.

Dated as of __________ __, 2005

                                        Assignor

                                        BCC ACQUISITION II, LLC

                                        By: Bay City Capital Fund I, L.P.,
                                            its Manager

                                        By: Bay City Capital Management LLC, its
                                            general partner


                                        By:
                                            ------------------------------------
                                            Fred Craves, Manager and Managing
                                            Director

In the presence of:


-------------------------------------
Witness

                                        Assignees

                                        OCEAN PARK ADVISORS, LLC


                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        M.A.G. CAPITAL, LLC


                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                             SECURITIES TRANSFERRED

         TITLE AND CLASS                        AMOUNT               CERTIFICATE NUMBER
         ---------------                        ------               ------------------
 Convertible Senior Secured Notes    $6,684,083 principal amount*            N/A
        Due August 4, 2005

  Series G Convertible Preferred             5,000 shares                      1
              Stock

   Stock Purchase Warrant, dated    Warrant to purchase 686,579.58           N/A
        December 15, 2004               shares of Common Stock

   Stock Purchase Warrant dated     Warrant to purchase  3,000,000           N/A
        December 15, 2004               shares of Common Stock

Warrant to Purchase Common Stock,   Warrant to purchase 1,000,000            N/A
     dated December 15, 2004            shares of Common Stock

* BCCAII transferred an undivided interest and participation in these Notes to Banca della Svizzera Italiana and Banca del Gottardo with respect to $318,334.80 in principal amount. Banca della Svizzera Italiana and Banca del Gottardo have consented to the transfer of $302,417.80 of such interests by BCCAII to Ocean Park.

                                    EXHIBIT C

                             FORM OF GENERAL RELEASE

                                 [SEE ATTACHED]

                                 GENERAL RELEASE

          For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned party ("Releasor") hereby agrees as follows:

          1. Release. Releasor releases BCC Acquisition II LLC and its predecessor entities, affiliates and subsidiaries (collectively "BCCAII"), and its past and present shareholders, employees and former employees, agents, directors, officers, attorneys, predecessors, successors, assigns, heirs, executors, administrators, and all other persons, firms, corporations, associations, partnerships, or entities having any legal relationship to BCCAII (collectively, "Releasees"), from any and all claims, demands and causes of action of any kind or nature, whether known or unknown or suspected or unsuspected to Releasor, which Releasor now owns or holds, or has at any time before this owned or held against any of them relating to, arising out of, or in any way connected with BCCAII.

          2. California Civil Code Section 1542. It is Releasor's intention that Releasor's execution of this Agreement will forever bar any released claims, demand, cause of action, charge and grievance related to BCCAII and the Releasees. Because this is Releasor's intention, Releasor expressly waives any and all rights and benefits conferred upon Releasor by the provisions of Section 1542 of the California Civil Code. Section 1542 provides:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          3. Remedies, Attorney Fees, Binding Arbitration. Releasor will not bring any action against BCCAII or the Releasees with respect to any claims, demands or causes of action released pursuant to in this Agreement. In the event Releasor brings any such action: (a) BCCAII will be entitled to all lawful remedies; and (b) all other provisions of this Agreement will remain in full force and effect. In the event of any dispute arising out of or related to this Agreement, the parties agree to enter into binding arbitration under the commercial rules of the American Arbitration Association. The location for such arbitration shall be Minneapolis, Minnesota. The governing law shall be Minnesota law. The prevailing party shall be entitled to recover reasonable attorney's fees and costs.

          4. Enforceability. If any term or provision of this Agreement is held to be invalid or unenforceable, the remaining terms or provisions of this Agreement will continue to be valid and will be performed, construed and enforced to the fullest extent permitted by law, and the invalid or unenforceable term will be deemed amended and limited in accordance with the intent of the parties, as determined from the face of the Agreement, to the extent necessary to permit the maximum enforceability or validation of the term or provision.

          5. Headings. Paragraph headings are for the convenience of the parties only.

          IN WITNESS WHEREOF, Releasor has executed and delivered this General Release as of the day and year set forth below.

Date: __________ __, 2005

                                        OCEAN PARK ADVISORS, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

          IN WITNESS WHEREOF, Releasor has executed and delivered this General Release as of the day and year set forth below.

Date: _________ __, 2005

                                        M.A.G. CAPITAL, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

          IN WITNESS WHEREOF, Releasor has executed and delivered this General Release as of the day and year set forth below.

Date: _________ __, 2005

                                        LONGVIEW EQUITY FUND, LP


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

          IN WITNESS WHEREOF, Releasor has executed and delivered this General Release as of the day and year set forth below.

Date: _________ __, 2005

                                        LONGVIEW FUND, LP


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

          IN WITNESS WHEREOF, Releasor has executed and delivered this General Release as of the day and year set forth below.

Date: _________ __, 2005

                                        LONGVIEW INTERNATIONAL EQUITY FUND, LP


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

          IN WITNESS WHEREOF, Releasor has executed and delivered this General Release as of the day and year set forth below.

Date: _________ __, 2005

                                        MERCATOR MOMENTUM FUND III L.P.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

          IN WITNESS WHEREOF, Releasor has executed and delivered this General Release as of the day and year set forth below.

Date: _________ __, 2005

                                        MERCATOR MOMENTUM FUND L.P.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

          IN WITNESS WHEREOF, Releasor has executed and delivered this General Release as of the day and year set forth below.

Date: __________ __, 2005

                                        CAMDEN INTERNATIONAL LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

                                    EXHIBIT D

                         REPRESENTATIONS AND WARRANTIES

                                 [SEE ATTACHED]

                          REPRESENTATION AND WARRANTIES

     BCC Acquisition II LLC, a Delaware limited liability company ("BCCAII") hereby represents and warrants to Ocean Park Advisors, LLC ("Ocean Park") and M.A.G. Capital, LLC ("MAG" and, together with Ocean Park, the "Purchasers")as follows:

     1. Existence, Good Standing and Power. BCCAII is a limited liability company validly existing and in good standing under the laws of the State of Delaware. BCCAII has all requisite limited liability company power and authority to execute and deliver the documents and instruments to be executed and delivered by BCCAII in connection with the sale, assignment, and transfer (the "Assignment") of securities (the "Securities") of Diametrics Medical, Inc. ("DMED") held by BCCAII to Ocean Park and M.A.G Capital, LLC (the "Purchaser") as described in the letter agreement, dated as of November 21, 2005 (the "Letter Agreement"), among BCCAII and the Purchasers. Capitalized terms used and not defined in this agreement have the meanings set forth in the Letter Agreement.

     2. Authority. The undersigned is authorized to execute and deliver these representations and other documents and instruments to be executed by BCCAII in connection with the Assignment. Execution and delivery of these representations and the other documents and instruments to be executed and delivered by BCCAII in connection with the Assignment have been duly authorized by all necessary limited liability company action on the part of BCCAII.

     3. Third Party Approvals. The execution and delivery by BCCAII of these representations and other documents and instruments to be executed by BCCAII in connection with the Assignment do not require any consents, waivers, authorizations or approvals of any third persons or entities with respect to BCCAII which have not been obtained by BCCAII. Except for public filings required pursuant to Section 13d and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations related thereto, no filings with any third persons or entities are required by BCCAII in connection with the Assignment.

     4. Title to the Securities. Except as noted in Exhibit A to the Letter Agreement, BCCAII is the record and beneficial owner of the Securities free and clear of any and all liens. The BCCAII has requisite limited liability company power and authority to sell, transfer, assign and deliver the Securities as contemplated by the Assignment, and such delivery will convey to the Purchasers good and valid title to the Securities, free and clear of any and all liens (other than liens created by the Purchasers or their respective affiliates, liens in favor of the Subscribers or liens pursuant to the Limited Standstill).

Date: November 21, 2005

                                        BCC ACQUISITION II, LLC

                                        By: Bay City Capital Fund I, L.P.,
                                            its Manager

                                        By: Bay City Capital Management LLC,
                                            its general partner


                                        By: /s/ Fred Craves
                                            ------------------------------------
                                            Fred Craves, Manager and Managing
                                            Director

                                    EXHIBIT A

                             SECURITIES TRANSFERRED

    TITLE AND CLASS              AMOUNT          CERTIFICATE NUMBER
    ---------------              ------          ------------------
   Convertible Senior     $6,684,083 principal          N/A
   Secured Notes Due             amount*
     August 4, 2005

  Series G Convertible        5,000 shares
    Preferred Stock

Stock Purchase Warrant,   Warrant to purchase           N/A
dated December 15, 2004   686,579.58 shares of
                              Common Stock

Stock Purchase Warrant    Warrant to purchase           N/A
dated December 15, 2004   3,000,000 shares of
                              Common Stock

  Warrant to Purchase     Warrant to purchase           N/A
  Common Stock, dated     1,000,000 shares of
   December 15, 2004          Common Stock

* BCCAII transferred an undivided interest and participation in these Notes to Banca della Svizzera Italiana and Banca del Gottardo with respect to $318,334.80 in principal amount. Banca della Svizzera Italiana and Banca del Gottardo have consented to the transfer of $302,417.80 of such interests by BCCAII to Ocean Park pursuant to this letter agreement.